J.P. Morgan Institutional Funds
Supplement dated June 1, 1998 to the Prospectus for the J.P. Morgan Institutional Service Money Market Funds,dated February 2, 1998

On May 14, 1998, a proxy statement was mailed to shareholders of record of the above funds as of April 13, 1998, in connection with a shareholder meeting to be held June 25, 1998.

The proxy statement includes proposals relating to the revision, and in some cases, elimination, of the funds' investment restrictions, including adoption of standardized investment restrictions for each of the funds; reclassification of investment objectives as nonfundamental-i.e., changeable by a vote of Trustees without a shareholder vote-for all funds whose investment objectives are currently fundamental (each fund except J.P. Morgan Institutional Service Treasury Money Market Fund); approval of new investment advisory agreements for all funds with J.P. Morgan Investment Management Inc., which are identical in all material respects to the current contracts with Morgan Guaranty Trust Company of New York; the amendment of the Declarations of Trust of J.P. Morgan and J.P. Morgan Institutional Funds to provide dollar-based voting rights for shareholders; election of Trustees and ratification of the selection of independent accountants.


If these proposals are approved, each fund's prospectus and statement of additional information will be revised after the meeting to reflect the implementation of the changes.



For further information regarding these proposals and how they will affect each fund, or to request a copy of the proxy statement, please call 800-521-5411.





JPMPRSSV-986